CERTIFICATIONS PURSUANT TO SECTION 906 OF THE
                       SARBANES-OXLEY ACT OF 2002

     In connection with the Certified Shareholder Report of Choice Funds (the "Registrant") on Form N-CSR for the period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patrick S. Adams, Chief Executive Officer of the Choice Funds, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Patrick S. Adams
Patrick S. Adams
Chief Executive Officer
July 8, 2003


     In connection with the Certified Shareholder Report of Choice Funds (the "Registrant") on Form N-CSR for the period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory S. Drose, Chief Financial Officer of the Choice Funds, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Gregory S. Drose
Gregory S. Drose
Chief Financial Officer
July 8, 2003

   A signed original of this written statement required by Section 906 has been provided to Choice Funds and will be retained by
            Choice Funds and furnished to the Securities and
             Exchange Commission or its staff upon request.